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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 11, 2003


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                             1-14337                   36-2875386
----------------------------       -------------               ----------
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)             File Number)           Identification No.)

1300 East Ninth Street, Cleveland, Ohio                              44114
---------------------------------------------                   ---------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                   --------------





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Item 5.  Other Events.

On June 11, 2003, Penton Media, Inc. (the "Company") issued a press release announcing that it had received notice from the New York Stock Exchange regarding its intention to begin delisting procedures of the Company's common stock. The press release is attached hereto as exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         Exhibit           Description
         -------           -----------
           99.1     Press release dated June 11, 2003





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         Penton Media, Inc.



                                         By:    /s/ Preston L. Vice
                                            -----------------------------------
                                                Name:  Preston L. Vice
                                                Title:  Chief Financial Officer


Date:  June 12, 2003




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                                  EXHIBIT INDEX


Exhibit                  Description
-------                  -----------
99.1              Press release dated June 11, 2003.